AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

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     1.  CONTRACT ID CODE

     2.  AMENDMENT/MODIFICATION NO.:  P00004

     3.  EFFECTIVE DATE:  01/29/98

     4.  REQUISITION/PURCHASE REQ. NO.:  YMEC00-5226-6911

     5.  PROJECT NO.  (if applicable)

     6.   ISSUED BY: DIR OF CONTRACTING WALTER REED AMC        CODE:    DADA15
                  ATTN  MCHL  Z  BLDG  T  20
                  6825  16TH STREET NW
                  WASHINGTON, DC  20307-5000

     7.   ADMINISTERED BY (if other than item 6): MARY L. POOL CODE:    K29
                                                 TEL:  (202)  782-1416

     8.   NAME AND ADDRESS OF CONTRACTOR
            (No., street, county, State and ZIP Code)
                           INTEGRAMED AMERICA, INC.       VENDOR ID:  00030356
                           ONE MANHATTANVILLE ROAD
                           PURCHASE, NY  105772100

(X)  9A.  AMENDMENT OF SOLICITATION NO.:

     9B.  DATED (SEE ITEM 11):

(X)  10A. MODIFICATION OF CONTRACT/ORDER NO.: DADA15-96-C-0009

     10B. DATED   (SEE ITEM 13):  12/06/95

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CODE                                        FACILITY CODE
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     11.  THIS ITEM ONLY APPLIED TO AMENDMENTS OF SOLICITATIONS

      |_|The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
      REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

     12.  ACCOUNTING AND APPROPRIATION DATA
             (if required):  Mod Obligated Amount US               $ 0.00
                        NO COST TO THE GOVERNMENT                  EFT:    T

     13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIED THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO:(Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
        ORDER NO. IN ITEM 10A

     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

 (X) C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.243.1

     D. OTHER   (Specify type of modification and authority)

     E. IMPORTANT: Contractor | |is not,
                              |X|is required to sign this document and return
                                 2  copies to the issuing office.
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



DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

  Subject  modification  is  issued  to  reflect  the  following changes:


        1. In accordance with Section-H, Paragraph H-3, FAR 52.217-9 "Option To Extend The Terms Of Contract." The Government elects to exercise its second option of the contract.

  Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print):

     Donald S. Wood, Ph.D.
     IntegraMed America, Inc.

15B. CONTRACTOR/OFFEROR

     /s/Donald S. Wood
     ------------------------------------
     (Signature of person authorized to sign)

15C.   DATE SIGNED:      4/15/98

16A.   NAME AND TITLE OF CONTRACTING OFFICER  (Type or print):

       Roland Thomas        K63

16B.   UNITED STATES OF AMERICA

       By: /s/Roland Thomas
           --------------------------
           (Signature of Contracting Officer)

16C.   DATE SIGNED:  4/16/98

                                                      SF 30 CONTINUATION SHEET

   2. Line items #0003 thru 0003AG for the option period 01 January 1998 thru December 1998.

   3.   The statement of work is revised as follows:

        C. 1.a2. The Contractor must meet a 50% pregnancy rate for ICSI (Intracytoplasmic sperm injection) a clinical pregnancies with TESA and MESA (epidyimal sperm aspiration), and a >40% ongoing delivered pregnancy rate overall. A >30% pregnancy rate for (FET) frozen embryo transfer cycles. Must meet HCLA board certified and have CLIA and CAP certification for the laboratory. Must have twenty (20) or more peer reviewed publications. Documentation of involvement in a fellow thesis in Reproductive Endocrinology and Infertility. Must be capable of performing all micromanipulation techniques ICSI (Intracytoplasmic Sperm Injection) Assisted embryo hatching, partial zona drilling and support two research protocols per year. Must have Applied to the Society for Assisted Reproductive Technologies (SART) for membership and paid required fees, to support SART data collection and input.

        Changed: C. 1.a2. The pregnancy rates refer to pregnancies per embryo transfer for women under age 39 and the rates are to be established over the one-year contract period for 1998. The Government and the Contractor recognize that the pregnancy rates are the result of a combined effort that includes the Contractor and the Government. In addition, the Government and the Contractor recognize that the pregnancy rates may be affected by situations such as the air quality over which the Contractor has no control. Accordingly, if one or more of the pregnancy rates for a given category of patient do not meet or exceed those in the Statement of Work, the military and the Contractor agree to cooperate and use their best efforts to improve the rates to the levels agreed to. Best efforts means that the Contractor and the Government shall mutually agree to a written plan approved by the Contracting Officer for improving rates over a reasonable period of time.

       C. 1.a3. The Contractor must provide full service cryobiology program to include storage of embryos and sperm all laboratory equipment and staffing as work load requires. Capability to move to an outside facility if the military is unable to provide on-site space.

       Changed: C. 1.a3. The Contractor will use its best efforts to move to an outside facility if the Government is unable to provide on-site space in support of a cryobiology program. The Government agrees that it will work cooperatively with the Contractor to agree that it will work cooperatively with the Contractor to relocate to an outside space and will provide Contractor with at least 120 days notice that a move of the cryobiology program to an outside space is necessary. Cooperation includes, but is not limited to, providing a secure space in which to store all cryobiology equipment and materials, providing Contractor with access to patient records for the purpose of notifying patients that a move of the cryobiology program will take place.

                                                     SF  30  CONTINUATION  SHEET

       C 1.a4. The Contractor must provide a backup alarm system. All laboratory employees must carry a beeper and be able to respond to alarm twenty-four
   (24) hours a day 365 days per year. C. 1.a9. The Contractor  must provide two
   (2) nurse coordinators and two (2) full time administrators.

      Changed: C. 1.a9. The Contractor is hiring two (2) nurse coordinators and two (2) full time administrators with the understanding from the Government that the Statement of Work will be changed as follows:

      C. 1.b3. The Government will provide sheltered on-site parking for all Contractors nursing, administrative and laboratory personnel.

      C. 1.b6. Zit is estimated that there will be 350 to 450 procedures per year.

      Added: C. 1.a10. The patients undergoing intrauterine insemination will be charged an additional $50.00 for sperm washing prepared by the Contractor for each sample.

///////////////////////////////last item////////////////////////////////////////

                      SUPPLIES OR SERVICES AND PRICES/COSTS

Contractor to supply all labor, materials, equipment, and supervision for developing and staffing an In Vitro Fertilization/Gamete Intra Fallopian Transfer Laboratory at Walter Reed Army Medical Center. All work shall be performed in accordance with the Statement of Work and all terms and conditions of the Contract.

--------------------------------------------------------------------------------
ITEM       DESCRIPTION                             QUANTITY  U/I     UNIT PRICE        AMOUNT
----       -----------                             --------  ---     ----------        ------
0001       BASE YEAR
           01 JANUARY 1996 THRU 31 DECEMBER 31

0001AA     BASIC IN VITRO FERTILIZATION (IVF)       300.00    EA      0.000000        0.000000

0001AB     BASIC IVF PLUS INTRACYTOPLASMIC           30.00    EA      0.000000        0.000000
           INJECTION (ICSI)

0001AC     GAMETE INTRAFALLOPIAN TRANSFER (GIFT)     60.00    EA      0.000000        0.000000

0001AD     BASIC IVF PLUS ASSISTED HATCHING         100.00    EA      0.000000        0.000000

0001AE     CRYOPRESERVATION OF EMBRYOS              200.00    EA      0.000000        0.000000

0001AF     STORAGE OF CRYOPRESERVED EMBRYOS         200.00    EA      0.000000        0.000000

0001AG     THAWING OF CRYOPRESERVED EMBRYOS         200.00    EA      0.000000        0.000000

0002       FIRST OPTION PERIOD 1 JANUARY 1997
           THRU 31 DECEMBER 1997

0002AA     BASIC IVF                                300.00    EA      0.000000        0.000000

0002AB     BASIC IVF PLUS INTRACYTOPLASMIC           30.00    EA      0.000000        0.000000
           INJECTION (ICSI)

0002AC     GAMETE INTRAFALLOPIAN TRANSFER (GIFT)     60.00    EA      0.000000        0.000000

0002AD     BASIC IVF PLUS ASSISTED HATCHING         100.00    EA      0.000000        0.000000

0002AE     CRYOPRESERVATION OF EMBRYOS              200.00    EA      0.000000        0.000000

0002AF     STORAGE OF CRYOPRESERVED  EMBRYOS        200.00    EA      0.000000        0.000000

0002AG     THAWING OF CRYOPRESERVED EMBRYOS         200.00    EA      0.000000        0.000000

0003       SECOND OPTION PERIOD 01 JANUARY 1998
           THRU 31 DECEMBER 1998

0003AA     BASIC  IVF                               300.00    EA      0.000000        0.000000

0003AB     BASIC IVF PLUS INTRACYTOPLASMIC           30.00    EA      0.000000        0.000000
           INJECTION (ICSI)

0003AC     GAMETE INTRAFALLOPIAN TRANSFER (GIFT)     60.00    EA      0.000000        0.000000

0003AD     BASIC IVF PLUS ASSISTED HATCHING         100.00    EA      0.000000        0.000000

0003AE     CRYOPRESERVATION OF EMBRYOS              200.00    EA      0.000000        0.000000

0003AF     STORAGE OF CRYOPRESERVED  EMBRYOS        200.00    EA      0.000000        0.000000

0003AG     THAWING OF CRYOPRESERVED EMBRYOS         200.00    EA      0.000000        0.000000

0004       THIRD OPTION PERIOD 01 JANUARY 1999
           THRU 31 DECEMBER 1999

0004AA     BASIC  IVF                               300.00    EA      0.000000        0.000000

0004AB     BASIC IVF PLUS INTRACYTOPLASMIC           30.00     EA      0.000000       0.000000
           INJECTION (ICSI)

0004AC     GAMETE INTRAFALLOPIAN TRANSFER (GIFT)     60.00     EA      0.000000       0.000000

0004AD     BASIC IVF PLUS ASSISTED HATCHING         100.00     EA      0.000000       0.000000

0004AE     CRYOPRESERVATION OF EMBRYOS              200.00     EA      0.000000       0.000000

0004AF     STORAGE OF CRYOPRESERVED  EMBRYOS        200.00     EA      0.000000       0.000000

0004AG     THAWING OF CRYOPRESERVED EMBRYOS         200.00     EA      0.000000       0.000000
